NYDIG BITCOIN STRATEGY FUND

Consolidated Schedule of Investments as of January 31, 2020 (Unaudited)

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 156.8%
Money Market Funds - 60.7%
Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class - 1.45% (a)	383,755	$383,755
First American Government Obligations Fund - Class Z - 1.48% (a)	419,849	419,849
First American Treasury Obligations Fund - Class Z - 1.49% (a)	419,850	419,850
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.48% (a)	419,850	419,850
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 1.46% (a)	419,849	419,849

		2,063,153

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 96.1%
1.507%, 02/27/2020 (b)	$3,175,000	3,171,605
1.486%, 12/03/2020 (b)	100,000	98,803

		3,270,408

TOTAL SHORT-TERM INVESTMENTS (Cost $5,333,530)		5,333,561

TOTAL INVESTMENTS (Cost $5,333,530) - 156.8%		5,333,561

LIABILITIES IN EXCESS OF OTHER ASSETS - (56.8)%		(1,932,235)

TOTAL NET ASSETS - 100.0%		$3,401,326

Percentages are stated as a percent of net assets.

(a)	Rate shown is the 7-day effective yield.
(b)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Repurchase Agreements

DESCRIPTION	PRINCIPAL VALUE	FAIR VALUE
REPURCHASE AGREEMENTS SOLD
Repurchase Agreement with ED&F Man Holdings Ltd., dated 1/13/2020, collateralized by $98,803 U.S. Treasury Bills, 1.68%, due 2/5/2020	$98,625	$98,625
Repurchase Agreement with ED&F Man Holdings Ltd., dated 1/29/2020, collateralized by $404,567 U.S. Treasury Bills, 1.68%, due 2/5/2020	404,393	404,393
Repurchase Agreement with ED&F Man Holdings Ltd., dated 1/28/2020, collateralized by $2,767,038 U.S. Treasury Bills, 1.65%, due 2/6/2020	2,765,845	2,765,845

TOTAL REPURCHASE AGREEMENTS SOLD	$3,268,863	$3,268,863

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	UNREALIZED APPRECIATION
FUTURES CONTRACTS PURCHASED
CME Bitcoin Future, February 2020 Settlement	73	$3,445,600	$281,549

TOTAL FUTURES CONTRACTS PURCHASED		$3,445,600	$281,549

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

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Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the NYDIG Bitcoin Strategy Fund (the “Fund”) in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services – Investment Companies.

2. Investment Valuation and Fair Value Measurement

The Board of Trustees (the “Board”) has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Futures contracts are valued at the settlement price on the exchange or, if available, mean of the bid and asked prices.

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE.

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the instrument on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers or other third-party sources (ii) valuations provided by a third-party pricing agent, (iii) internal models that take into consideration different

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factors determined to be relevant by the Adviser; (iv) in the case of Bitcoin futures, calculations or estimates of the reference rate specified by the relevant exchange for the settlement of the Bitcoin futures; or (v) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund Shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s Shares may change on days when an investor is not able to purchase or sell Shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Transfers between levels are recognized at the end of the reporting period. There were no transfers that occurred during the period. The following table summarizes the inputs used to value the Fund’s investments as of January 31, 2020:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Money Market Funds	$2,063,153	$—	$—	$2,063,153
U.S. Treasury Bills	—	3,270,408	—	3,270,408

Total Assets	$2,063,153	$3,270,408	$—	$5,333,561

Liabilities
Repurchase Agreements	$—	$3,268,863	$—	$3,268,863

Total Liabilities	$—	$3,268,863	$—	$3,268,863

Other Financial Instruments*
Unrealized appreciation on futures contracts	$281,549	$—	$—	$281,549

Total	$281,549	$—	$—	$281,549

*	Other financial instruments are derivatives, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

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